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                                  EXHIBIT (11)
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               CONSENT OF ERNST & YOUNG, LLP, INDEPENDENT AUDITORS


         We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information, and to the use of our report dated January 15, 1996, with respect to the financial statements of The Riverfront Funds, Inc. included in Post-Effective Amendment No. 17 to the Registration Statement (Form N-1A No. 33-34154).



                                         ERNST & YOUNG LLP

Cincinnati, Ohio
October 17, 1996